Exhibit 10.2
AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

    THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of November 17, 2022, is made by EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT WHICH IDENTIFIES SUCH PERSON THEREIN AS A “GUARANTOR” (each a “Guarantor” and collectively the “Guarantors”) to PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for each of the Lenders now or hereafter party to the Credit Agreement defined below. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

    WHEREAS, Sonic Automotive, Inc., a Delaware corporation (“the Company”), the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of November 19, 2022 (as amended by that certain First Amendment to Credit Agreement, dated as of March 26, 2020, that certain Second Amendment to Credit Agreement, dated as of June 17, 2021, that certain Third Amendment to Credit Agreement, dated as of October 11, 2021, that certain Fourth Amendment to Credit Agreement and Lender Joinder, dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make available to the Company, a term loan credit facility; and

WHEREAS, it is a condition precedent to the effectiveness of Amendment No. 4 that the parties hereto enter into this Guaranty Agreement; and

WHEREAS, each Guarantor is, directly or indirectly, a Subsidiary of the Company; and

WHEREAS, each Guarantor will materially benefit from the Loans to be made under the Credit Agreement; and

    WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

    WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of Amendment No. 4 by the Secured Parties was the obligation of the Company to cause each Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

    NOW, THEREFORE, in order to induce the Lenders to enter into Amendment No. 4 and to make available to the Company the credit facilities provided for in the Credit Agreement, the parties hereto agree as follows:
1.    Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) the Company’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Company to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and reasonable fees, charges and disbursements of counsel (“Attorney Costs”)); and (b) each Loan Party’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Loan Party under the Credit Agreement, the Notes and all other Loan Documents. The Guarantors’ obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

    Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

    Certain of the Guarantors’ Obligations are secured by various Security Instruments referred to in the Credit Agreement.

2.    Payment.    If the Company or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing. For purposes of this Section 2, the Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees) which would have been accelerated in accordance with Section 8.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3.    Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:

(a)    any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)    any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)    any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

    (d)    any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

    (e)    any dissolution of the Company or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Company or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Company or any Guarantor or any other party to a Related Agreement;

    (f)    any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

    (g)    the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guarantee now or hereafter in effect);

    (h)    any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

    (i)    any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a Guarantee, including without limitation any right to require or claim that resort be had to the Company or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations, whether arising under North Carolina General Statutes Sections 26-7 and 26-9 or otherwise.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder and under each Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4.    Currency and Funds of Payment. All Guarantors’ Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against any Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Loan Party of any or all of the Guaranteed Liabilities.

5.    Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable.

6.    Subordination. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Company, to the payment in full of the Guaranteed Liabilities, (ii) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

7.    Suits. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Company, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8.    [Reserved].

9.    Waiver of Notice; Subrogation.

(a)    Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and otherwise loaning monies or giving or extending credit to or for the benefit of the Company or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

    (b)    Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Company or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Company, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

    (c)    Each Guarantor further agrees with respect to this Guaranty Agreement that it shall not exercise any of its rights of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the date that all Commitments have terminated and all Obligations arising under the Loan Documents have been paid in full (other than contingent indemnification obligations) (the “Facility Termination Date”) shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.

10.    Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.

11.    Representations and Warranties. Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty Agreement (and any Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that such Guarantor’s execution, delivery and performance of this Guaranty Agreement (and any Joinder Agreement to which such Guarantor is a party) do not violate or constitute a breach of any of its Organization Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

12.    Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorney Costs, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

13.    Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14.    Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15.    Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Company, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement (and any Joinder Agreement) (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of each Loan Party, each Loan Party’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Loan Party or any Loan Party’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (and any Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning any Loan Party or any Loan Party’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16.    Rules of Interpretation. The rules of interpretation contained in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Guaranty Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

    17.    Entire Agreement. This Guaranty Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Guaranty Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18.    Binding Agreement; Assignment. This Guaranty Agreement, each Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Joinder Agreement or any other interest herein or therein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19.    [Reserved]

    20.    Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

    21.    Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 and Section 10.20 of the Credit Agreement shall be applicable to this Guaranty Agreement.

    22.    Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

    23.    Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

    24.    Notices. Any notice required or permitted hereunder or under any Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

    25.    Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Guarantor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

    26.    Governing Law; Venue; Waiver of Jury Trial.

    (a)    THIS GUARANTY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

    (b)    EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT OR A JOINDER AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

    (c)    EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 24 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

    (d)    NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

    (e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

    (f)    EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

(g)    Binding Arbitration.

(i)Agreement to Arbitrate. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty Agreement or any other Loan Document (“Disputes”), between or among parties hereto and to the other Loan Documents shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. The parties hereto do not waive any applicable Federal or state substantive Law (including the protections afforded to banks under 12 U.S.C. Section 91 or any similar applicable state Law) except as provided herein. A judgment upon the award may be entered in any court having jurisdiction.
(ii)General Rules of Arbitration. Any arbitration proceeding will (A) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents between the parties, (B) be conducted by the American Arbitration Association (the “AAA”), or such other administrator as the parties shall mutually agree upon, in accordance with the commercial dispute resolution procedures of the AAA, unless the claim or counterclaim is at least $1,000,000 exclusive of claimed interest, arbitration fees and costs, in which case the arbitration shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the “Arbitration Rules”) and (C) proceed in a location in Charlotte, North Carolina selected by the AAA. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitations shall apply to any Dispute. If there is any inconsistency between the terms hereof and the Arbitration Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Notwithstanding anything in the foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one hundred twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days.
(iii)Arbitrators. Any arbitration proceeding in which the amount in controversy is $5,000,000 or less will be decided by a single arbitrator selected according to the Arbitration Rules, and who shall not render an award of greater than $5,000,000. Any dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the jurisdiction of the state where the hearing will be conducted or a neutral retired judge of the jurisdiction, state or federal, of the state where the hearing will be conducted, in either case with a minimum of ten years’ experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. In any arbitration proceeding, the arbitrator will decide (by documents only or with a hearing at the arbitrator’s discretion) any pre-hearing motions that are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive Law of the State of North Carolina and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure or other applicable Law.
(iv)Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (B) all rights of self-help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (C) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (D) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.
    27.    Amendment and Restatement. This Guaranty Agreement amends, restates, supersedes and replaces that certain Subsidiary Guaranty Agreement, dated as of November 22, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Guaranty Agreement”) made by the Guarantors (as defined in the Existing Guaranty Agreement) from time to time party thereto to the Administrative Agent. All obligations and liabilities created by the Existing Guaranty Agreement shall continue unimpaired and in full force and effect, as amended and restated by this Guaranty Agreement. This Guaranty Agreement does not constitute a novation of the obligations and liabilities existing under the Existing Guaranty Agreement, and this Guaranty Agreement evidences the obligations of the Guarantors (as defined in the Existing Guaranty Agreement) under the Existing Guaranty Agreement as continued and amended and restated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

AM REALTY GA, LLC,
a Georgia limited liability company
ECHOPARK AL, LLC,
an Alabama limited liability company
ECHOPARK AZ, LLC,
an Arizona limited liability company
ECHOPARK GA, LLC,
a Georgia limited liability company
ECHOPARK KY, LLC,
a Kentucky limited liability company
ECHOPARK LA, LLC,
a Louisiana limited liability company
ECHOPARK MO, LLC,
a Missouri limited liability company
ECHOPARK NC, LLC,
a North Carolina limited liability company
ECHOPARK NV, LLC,
a Nevada limited liability company
ECHOPARK NY, LLC,
a New York limited liability company
ECHOPARK OH, LLC,
an Ohio limited liability company
ECHOPARK REALTY NY, LLC,
a New York limited liability company
ECHOPARK REALTY TX, LLC,
a Texas limited liability company
ECHOPARK SC, LLC,
a South Carolina limited liability company
ECHOPARK TX, LLC,
a Texas limited liability company
EP REALTY AL, LLC,
an Alabama limited liability company
EP REALTY AZ, LLC,
an Arizona limited liability company
EP REALTY KY, LLC,
a Kentucky limited liability company
EP REALTY LA, LLC,
a Louisiana limited liability company
By: /s/ Heath R. Byrd
Name:    Heath R. Byrd
Title:    Vice President and Treasurer
AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

EP REALTY MO, LLC,
a Missouri limited liability company
EP REALTY NC, LLC,
a North Carolina limited liability company
EP REALTY NV, LLC,
a Nevada limited liability company
EP REALTY OH, LLC,
an Ohio limited liability company
EP REALTY SC, LLC,
a South Carolina limited liability company
GREENVILLE CHR, LLC,
a Texas limited liability company
JEFFERSON CITY H, LLC,
a Delaware limited liability company
MISHAWAKA-L LLC,
an Indiana limited liability company
MISHAWAKA-T LLC,
an Indiana limited liability company
RFJ AUTO PROPERTIES, LLC,
a Delaware limited liability company
RFJ AUTO T-PROPERTIES, LLC,
a Delaware limited liability company
SAI ATLANTA B, LLC,
a Georgia limited liability company
SAI GRAND JUNCTIONS, INC.,
a Colorado corporation
SAI GRAND JUNCTION VW, INC.,
a Colorado corporation
SAI MOMENTUM CDJR SEALY, LLC,
a Texas limited liability company
SAI PENSACOLA A, LLC,
a Florida limited liability company
SAI ROCKVILLE IMPORTS, LLC,
a Maryland limited liability company
SAI RIVER OAKS P, LLC,
a Texas limited liability company
SHERMAN HY, LLC,
a Texas limited liability company
SONIC- DENVER T, INC.,
a Colorado corporation
SONIC-2185 CHAPMAN RD.,
CHATTANOOGA, LLC,
a Tennessee limited liability company
By: /s/ Heath R. Byrd
Name:    Heath R. Byrd
Title:    Vice President and Treasurer
AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SONIC AUTOMOTIVE 2752 LAURENS RD .,
GREENVILLE, INC.,
a South Carolina corporation
SONIC HOUSTON JLR, LLC,
a Texas limited liability company
SONIC MOMENTUM VWA, LLC,
a Texas limited liability company
SRE CALIFORNIA -4, LLC,
a California limited liability company
SRE COLORADO -- 1, LLC,
a Colorado limited liability company
SRE GEORGIA 4, LLC,
a Georgia limited liability company
SRE SOUTH CAROLINA -2, LLC,
a South Carolina limited liability company
SRE TENNESSEE 7, LLC,
a Tennessee limited liability company
SRE TEXAS - 1, LLC,
a Texas limited liability company
SRE TEXAS 15, LLC,
a Texas limited liability company
SRE TEXAS 18, LLC,
a Texas limited liability company
SRE TEXAS 9, LLC,
a Texas limited liability company
SRE VIRGINIA- 1, LLC,
a Virginia limited liability company
VERNON CHR, LLC,
a Texas limited liability company
VERNON FL, LLC,
a Texas limited liability company
EP TF NORTH CAROLINA, LLC,
a North Carolina limited liability company

By: /s/ Heath R. Byrd
Name:    Heath R. Byrd
Title:    Vice President and Treasurer

AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

ONTARIO L, LLC,
a California limited liability company
By:    Sonic Automotive, Inc.,
a Delaware corporation
Its:    Member
By: /s/ Heath R. Byrd
Name:    Heath R. Byrd
Title:    Executive Vice President and Chief          Financial Officer

SRE COLORADO 6, LLC,
a Colorado limited liability company
SRE COLORADO 7, LLC,
a Colorado limited liability company
SRE TEXAS 15, LLC,
a Texas limited liability company
SRE TEXAS 18, LLC,
a Texas limited liability company

By:    SRE Holding, LLC,
a North Carolina limited liability company,     the Member of each of the foregoing

By: /s/ Heath R. Byrd
Name:    Heath R. Byrd
Title:    Vice President and Treasurer
AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

ADMINISTRATIVE AGENT:
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By: /s/ Greg Masching
Name:    Greg Masching
Title:    Senior Vice President

AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)
Signature Page